SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 1, 2007

FNBH BANCORP, INC.
(Exact name of registrant
as specified in charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File Number)	38-2869722 (IRS Employer Identification No.)

101 East Grand River Howell, Michigan (Address of principal executive office)	48843 (Zip Code)

Registrant’s telephone number, including area code: (517) 546-3150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)	Appointment of New Principal Executive Officer.

        On March 7, 2007, FNBH Bancorp, Inc. (the "Company") filed a Current Report on Form 8-K to report the appointment of Steven Walsh as President and Chief Executive Officer of the Company and of First National Bank in Howell, a wholly owned subsidiary of the Company. That Current Report incorrectly disclosed that Mr. Walsh was guaranteed a bonus under the Company's Profit Sharing Plan equal to $100,000 for the year 2007. The correct amount of the guaranteed bonus for 2007 is $76,923.22.

        The Form 8-K filed March 7, 2007, also disclosed that the Company had entered into a Management Continuity Agreement with Mr. Walsh. A copy of that Management Continuity Agreement is attached to this Form 8-K/A as Exhibit 10.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2007	FNBH BANCORP, INC. (Registrant) By: /s/ Janice B. Trouba —————————————— Janice B. Trouba Chief Financial Officer